UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026
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Miami International Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42805	26-1482385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7 Roszel Road, Suite 1A Princeton, New Jersey 08540
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (609) 897-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	MIAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 16, 2026, Miami International Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of fifteen directors to hold office until the 2027 annual meeting of stockholders; (ii) approve, on a non-binding advisory basis, the compensation paid to our named executive officers (“Say-on-Pay Vote”); (iii) select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be held every one, two or three years; and (iv) the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
    The voting results for each item of business voted upon at the Annual Meeting were as follows:

	For	Withheld	Broker Non-votes
Proposal 1: Election of Directors
Thomas P. Gallagher	66,624,613	699,364	7,629,317
Talal Jassim Al-Bahar	50,951,839	16,372,138	7,629,317
Abdulwahab Ahmad Al-Nakib	66,820,461	503,516	7,629,317
John Beckelman	66,518,057	805,920	7,629,317
David Brown	66,957,596	366,381	7,629,317
Kurt M. Eckert	66,637,205	686,772	7,629,317
Kenneth W. Lozier	66,072,284	1,251,693	7,629,317
Mark I. Massad	66,517,618	806,359	7,629,317
Lisa Moore	66,943,719	380,258	7,629,317
Mark F. Raymond	63,039,360	4,284,617	7,629,317
Cynthia Schwarzkopf	65,883,454	1,440,523	7,629,317
Eric Sites	66,143,771	1,180,206	7,629,317
Jill E. Sommers	66,978,355	345,622	7,629,317
Paul V. Stahlin	66,431,317	892,660	7,629,317
J. Gray Teekell	66,120,625	1,203,352	7,629,317

	For	Against	Abstain	Broker Non-votes
Proposal 2: Approval of the Company’s Executive Compensation on an Advisory Basis	49,020,028	17,331,303	972,646	7,629,317

	3 Years	2 Years	1 Year	Abstain	Broker Non-votes
Proposal 3: Recommended Frequency of Say-On-Pay Vote	36,641,740	391,017	29,354,149	937,071	7,629,317

	For	Against	Abstain
Proposal 4: Ratification of the Appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	74,776,726	4,868	171,700

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026
Miami International Holdings, Inc.

By: /s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer